                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 5, 1996

                          EL PASO NATURAL GAS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     1-2700                  74-0608280
     (STATE OR OTHER        (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      JURISDICTION                                     IDENTIFICATION NUMBER)
    OF INCORPORATION)

               ONE PAUL KAYSER CENTER
              100 NORTH STANTON STREET
                   EL PASO, TEXAS                    79901
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (915) 541-2600


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  This Amendment amends and restates in its entirety the Current Report on
Form 8-K of El Paso Natural Gas Company ("El Paso") dated October 22, 1996 as follows:

ITEM 5. OTHER EVENTS

  On November 5, 1996, El Paso filed with the Securities and Exchange Commission the Definitive Schedule 14A of El Paso (File No. 1-2700), which includes the definitive proxy materials (the "Joint Proxy Statement-Prospectus") to be furnished to the stockholders of El Paso and to the stockholders of Tenneco Inc. ("Tenneco") in connection with the merger of an indirect wholly owned subsidiary of El Paso with and into Tenneco and certain other related transactions.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits:

  See the Exhibit Index following the signature page of this Report, which is incorporated by reference herein.

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                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          EL PASO NATURAL GAS COMPANY

                                                  /s/ Jeffrey I. Beason
                                          By: _________________________________
                                                    Jeffrey I. Beason
                                             Vice President, Controller and
                                                        Treasurer

Date: November 5, 1996

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                          EL PASO NATURAL GAS COMPANY

                                 EXHIBIT INDEX
                                       TO
                           FORM 8-K/A CURRENT REPORT

                        DATE OF REPORT: NOVEMBER 5, 1996

 EXHIBIT
 NUMBER                     DESCRIPTION
 -------                    -----------
  23.1   Consent of Coopers & Lybrand L.L.P.
  23.2   Consent of Arthur Andersen LLP.
  23.3   Consent of Arthur Andersen LLP.
  23.4   Consent of Ernst & Young LLP.
  99     Joint Proxy Statement-Prospectus.

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